UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 24, 2020

QUANTUM COMPUTING INC.

(Exact name of registrant as specified in its charter)

Delaware	000-56015	82-4533053
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

215 Depot Court SE, Suite 215

Leesburg, VA 20175

(Address of Principal Executive Office) (Zip Code)

(703) 436-2161

(Registrant’s telephone number, including area code)

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

From December 24, 2020 through December 31, 2020, Quantum Computing Inc., a Delaware corporation (the “Company”), consummated the final closings (the “Final Closings”) of a previously announced private placement offering (the “Offering”) whereby the Company entered into Subscription Agreements (the “Subscription Agreements”) with 38 accredited investors (the “Investors”). Through the Final Closings, Investors purchased and the Company issued to the Investors 985,501 shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) at a purchase price of $2.50 per share, resulting in gross proceeds to the company of $2,463,752.50.

The aggregate gross proceeds to the Company from the Offering is $12,414,449.

HP Securities Inc. acted as an advisor in connection with the Offering and received cash compensation equal to $100,250.00.

Falcon Capital Partners Limited acted as an advisor in connection with the Offering to non-U.S. persons pursuant to Regulation S of the Securities Act of 1933, as amended, and received: (i) cash compensation equal to $1,103,033.88; (ii) 256,252 shares of Common Stock (the “Stock Compensation”); and (iii) 384,378 warrants (the “Warrants”) to purchase shares of Common Stock. The Warrants are exercisable for a term of five-years from the date of issuance, at an exercise price of $3.00 per share.

The Company paid fees of $100,250 to a registered broker dealer for their assistance in raising funds from US Persons.

Item 1.01 of this Current Report on Form 8-K contains only a brief description of the material terms of the Subscription Agreements, and does not purport to be a complete description of the rights and obligations of the parties thereunder, and such description is qualified in its entirety by reference to the full text of the Subscription Agreement, the form of which is attached as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The applicable information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02. On December 31, 2020, the number of shares of unregistered Common Stock outstanding had increased by more than 5% since the last reported number of shares of Common Stock outstanding. As of December 31, 2020, the Company had 26,023,418 shares of common stock issued and outstanding. The Shares, the Common Stock underlying the Stock Compensation, and the Common Stock underlying the Warrants, were not registered under the Securities Act, but were issued in reliance on the exemption from registration set forth in Section 4(a)(2) of the Securities Act of 1933, as amended, and/or Regulation D and Regulation S thereunder. 223,501 of the Shares were issued to 20 non-U.S. persons and 762,000 shares were issued to 18 U.S. persons.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
10.1	Form Subscription Agreement (incorporated by reference to Exhibit 10.1 filed with the Company’s Current Report on Form 8-K filed on December 8, 2020)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

QUANTUM COMPUTING INC.

Dated: January 5, 2021	By:	/s/ Christopher Roberts
Christopher Roberts Chief Financial Officer